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401CMM4681/25.365624_5--Individual  /  ClariNet  Registration  Rts.  Agt.

                         REGISTRATION RIGHTS AGREEMENT
     This  REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered
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into as of June 18, 1997 by and among Individual, Inc., a Delaware corporation
("INDIVIDUAL"  or  the  "COMPANY"),  all  of  the  shareholders  of  ClariNet
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Communications  Corp.,  a  California  corporation  ("CLARINET") listed on the
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signature  pages  hereto  (collectively, the "SHAREHOLDERS" and individually a
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"SHAREHOLDER")  and  Broadview  Associates  ("BROADVIEW").  Subject to Section
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13.6,  Broadview  shall  be  deemed  to  be  a  "Shareholder" for all purposes
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hereunder.
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                                   RECITALS
     A. The Company, CN Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Individual (the "PURCHASER"), ClariNet, and certain
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of  the  Shareholders  are  parties to an Agreement and Plan of Reorganization
(the  "MERGER  AGREEMENT")  dated  as  of  June  13,  1997  pursuant  to which
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Individual  will  acquire ClariNet through a merger of Purchaser with and into
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ClariNet  in  which  shares  of Common Stock of Individual, $.01 par value per share  (the  "INDIVIDUAL COMMON STOCK"), will be issued to the Shareholders in
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exchange  for  their  shares in ClariNet as set forth in the Merger Agreement.
Broadview is receiving shares of Individual Common Stock pursuant to the Fee Payment Agreement dated as of June 13, 1997 among Individual, ClariNet and Broadview (the "FEE PAYMENT AGREEMENT"), subject to the terms and conditions
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set  forth  therein.
     B. The execution and delivery of this Agreement by the parties hereto is a condition precedent to the obligations of the parties under the Merger Agreement.
                                   AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:
1.          DEFINITIONS
     For the purposes of this Agreement, the following terms have the meanings indicted below:
     1933  ACT.    The  Securities  Act of 1933, as amended, and the rules and
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regulations  promulgated  thereunder,  as  in  effect  from  time  to  time
1934  ACT.  The Securities Exchange Act of 1934, as amended, and the rules and
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regulations  promulgated  thereunder,  as  in  effect  from  time  to  time.
BUSINESS DAY.  Each weekday that is not a day on which banking institutions in
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New  York  are  authorized  or  obligated  by law or executive order to close.
     COMMISSION.    The  United  States  Securities  and  Exchange Commission.
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     HOLDER.   Any person owning Registrable Securities who is a party to this
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Agreement, and any authorized transferee thereof in accordance with Section 11 of  this  Agreement.
     PROSPECTUS.    The  prospectus included in any Registration Statement, as
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amended  or  supplemented  by  any  prospectus  supplement (including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such
Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     REGISTER,  REGISTRATION  AND  REGISTERED.    A  registration  effected by
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preparing  and  filing with the Commission a registration statement or similar
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document  in  compliance with the 1933 Act, and the declaration or ordering of effectiveness  of  such  Registration  Statement  or  document.
     REGISTRABLE  SECURITIES.  The shares of Individual Common Stock issued to
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the Shareholders pursuant to the Merger Agreement and to Broadview pursuant to the Fee Payment Agreement (subject to Section 13.6), or issued pursuant to the exercise of ClariNet stock options assumed by Individual pursuant to the Merger Agreement and any securities that may be issued by the Company or any successor to the Company from time to time with respect to, in exchange for, or in replacement of such shares of Individual Common Stock, including, without limitation, securities issued as a stock dividend on or pursuant to a stock split of such shares of Individual Common Stock; provided, however, that
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those  shares  as  to  which the following apply shall cease to be Registrable
Securities:    (a)  a  registration statement with respect to the sale of such
Registrable Securities shall have become effective under the 1933 Act and such Registrable Securities shall have been disposed of under such registration statement; (b) such Registrable Securities shall have become transferable, or have become eligible and remain eligible for transfer (whether or not so transferred), in accordance with Rule 144(k), or any successor rule or provision, under the 1933 Act; (c) such Registrable Securities shall have been transferred in a transaction in which the Holder's rights and obligations under this Agreement were not assigned in accordance with this Agreement; or
(d)  such  Registrable  Securities  shall  have  ceased  to  be  outstanding.
     REGISTRATION  EXPENSES.    All  expenses  incident  to  the  Company's
     ----------------------
performance  of or compliance with Sections 2 and 3 hereof, including, without
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limitation,  all  registration  and  filing  fees  (including filing fees with respect to the Commission and to the National Association of Securities Dealers, Inc. and listing fees of the Nasdaq National Market System), all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey and any fees and expenses for foreign qualification in such jurisdictions), all printing expenses, all registrars' and transfer agents' fees and all fees and disbursements of the Company's counsel, one counsel to the holders of Registrable Securities as a group, and independent public accountants; provided, however, that Registration Expenses shall not
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include  the  fees  and  expenses  of  more than one counsel to the holders of
Registrable Securities, or underwriters' discounts or commissions associated with the sale of the Registrable Securities.
     REGISTRATION STATEMENT.  A Registration Statement prepared and filed with
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the  Commission  in  compliance  with  the  1933  Act.
SELLER.  Any person, including any Holder, participating in an offering of any
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Registrable  Securities  of  the  Company  pursuant  to  this  Agreement.
     SELLING  EXPENSES.    All  applicable  transfer  taxes  and  any fees and
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disbursements  of  more  than one counsel or any accountants or other advisors
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for  the  Sellers  of  the  Registrable  Securities  being  registered.
     2.          "PIGGY-BACK"  REGISTRATION  RIGHTS
          If at any time Individual shall determine to register in a public offering under the 1933 Act any of its Common Stock for its own account, or the account of other shareholders of the Company desiring to sell "restricted securities" of the Company (as defined in Rule 144 of the 1933 Act), it shall send to the Holders written notice of such determination and, if within 15 calendar days after receipt of such notice, any Holder shall so request in writing, Individual shall include in such Registration Statement all or any part of the Registrable Securities the Holder requests to be registered. This right shall not apply to a registration of shares of Individual Common Stock on Form S-8 or Form S-4 (or their then equivalents) relating to shares of Individual Common Stock to be issued by Individual in connection with any acquisition of any entity or business, or shares of Individual Common Stock issuable in connection with any stock option, stock purchase plan or other employee benefit plan.
          If, in connection with any offering involving an underwriting of Individual Common Stock to be issued for the account of the Company or selling securityholders, the managing underwriter shall impose a limitation on the number of shares of such Individual Common Stock which may be included in any such Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution of the Individual Common Stock and/or to maintain a stable market for the securities of the Company, then the Company shall be obligated to include in such Registration Statement only such limited portion of the stock with respect to which the Holder has requested inclusion hereunder as the underwriters determine is necessary or appropriate for effecting an orderly public distribution of the Individual Common Stock and/or maintaining a stable market for the securities of the Company; provided, however, that in no event shall any Holder be subject to
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any  such  limitation  unless  all  selling  securityholders,  other  than the
Company,  are  subject  to  the  same  limitation.
     3.          SHELF  REGISTRATION
3.1          UNDERTAKING  TO  REGISTER
     Individual will use its best efforts to prepare and file a Registration Statement under the Securities Act as soon as reasonably practicable following the Effective Time (as that term is defined in the Merger Agreement), and will use reasonable best efforts to cause such Registration Statement to become effective not later than October 15, 1997, to register all of the Registrable Securities for resale in the public market in brokerage transactions or transactions with market makers, in block trades, and in privately negotiated transactions.
     3.2          SELLING  PROCEDURES;  SUSPENSION
      (a) Except in the event that paragraph (b) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time-to-time with the Commission a post-effective amendment to the
Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holders of the Registrable Securities copies of any documents filed pursuant to Section 3.2(a)(i); and (iii) inform each Holder that the Company has complied with its obligations in Section 3.2(a)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify each such Holder to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment and will promptly notify each such Holder pursuant to Section 3.2(a)(i) hereof when the amendment has become effective).
     (b) In the event (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(v) that, in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, (A) the offering of securities pursuant thereto would materially and adversely affect (i) a pending or scheduled public offering or material (in the judgment of the Company's Board of Directors) private placement of Individual's securities, (ii) a pending or proposed material (in the judgment of the Company's Board of Directors) acquisition, merger, consolidation, reorganization, restructuring or similar transaction of or by Individual, (iii) bona fide negotiations, discussions or proposals with respect to any of the foregoing, or (iv) the position or strategy of Individual in connection with any material (in the judgment of the Company's Board of Directors) pending or threatened litigation, claim, assessment or government investigation and (B) in the event sales of Registrable Securities were made under the Registration Statement and disclosure of all material information with respect to the applicable circumstance(s) described in subparagraph (A) had not been made, such circumstances would be reasonably likely to cause a violation of the 1933 Act or the 1934 Act and result in potential liability to Individual (each a "SUSPENSION EVENT"); then, subject
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to  paragraph (d) below, the Company shall deliver a certificate in writing to the  Notice  Holders  (the "SUSPENSION NOTICE") to the effect of the foregoing
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and,  upon  receipt  of such Suspension Notice, each such Holder  will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "SUSPENSION") until such Holder's receipt of copies of the supplemented or
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amended  Prospectus  provided  for in Section 3.2(a)(i) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.
     (c) In the event of any Suspension, or any delay in effecting the Registration under Section 3.2 above, the Company will use its best efforts to cause the use of the Prospectus so suspended or delayed to be commenced or resumed, as the case may be, and that any Selling Period so suspended will commence or resume, as the case may be, as soon as reasonably practicable and, in the case of a pending development, filing or event referred to in Section 3.2(b)(iv) or (v) hereof, as soon, in the judgment of the Company's Board of Directors (in accordance with the provisions of Section 3.2), as disclosure of the material relating to such pending development, filing or event would not have an adverse effect on the Company's ability to consummate the transaction, if any, to which such development, filing or event relates.
     (d) Upon the commencement of an underwritten public offering of securities of Individual pursuant to a Registration Statement to which Section 2 would apply, in addition to the Suspension provisions set forth in Section 3.2, Individual may, in its sole discretion, by written notice to the Holders, prohibit the Holders from selling any Registrable Securities pursuant to the resale Registration Statement provided for in this Section 3 until thirty (30) days after the completion of the underwritten public offering; provided,
however,   that the Holders shall in such event be permitted to participate in such underwritten public offering through the exercise of their "piggy-back" registration rights provided for in Section 2 above, pursuant to the terms and subject to the conditions set forth therein.
     (e) The Company will use its best efforts to maintain the effectiveness of any Registration Statement pursuant to which any of the Registrable Securities are being offered for (i) up to 90 days, (or such shorter period of time as the underwriters need to complete the distribution of the registered offering in any Company-primary or secondary offering), in the case of a registration pursuant to Section 2, or (ii) in the case of a "shelf" Registration Statement pursuant to Section 3.1 until the earlier of
(A) the second anniversary of the Effective Time or (B) the date on which each Holder may sell all Registrable Securities then held by such Holder without
restriction  by the volume limitations of Rule 144(e).   The Company from time
to time will amend or supplement such Registration Statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statue or regulation. The Company will also provide each holder of Registrable Securities with as many copies of the prospectus contained in any such Registration Statement as it may reasonably request.
     3.3          UNDERWRITING  AGREEMENT
     If in connection with any proposed distribution by the Holders under the "piggy back" registration referred to in Section 2, the Company in its discretion shall determine that it is in the best interests of the Company to effect distribution by means of an underwriting, the Company shall promptly notify the Holders of such determination. In such event, the right of any Holder to participate in such distribution shall be conditioned upon such
Holder's  participation  in  the  underwriting  arrangements  required by this
Section 3.3, including without limitation, the requirement that the Holder enter into an underwriting agreement and a lock-up agreement with the managing underwriter selected for the underwriting by the Company each in customary form and subject to the terms and conditions determined by the Company and the underwriters.
          4.          [INTENTIONALLY  OMITTED]
     5.          EXPENSES
     The Company will pay all Registration Expenses in connection with the registration of Registrable Securities effected by the Company pursuant to Sections 2 and 3. Holders of Registrable Securities registered pursuant to this Agreement shall pay all Selling Expenses with each such Holder bearing a pro rata portion of the Selling Expenses based upon the number of Registrable Securities registered by such Holder.
          6.          EXPIRATION  OF  REGISTRATION  RIGHTS
     The obligations of the Company under Section 2 of this Agreement to register the Registrable Securities shall expire and terminate at such time as the Holder shall be entitled or eligible to sell all such securities without restriction and without a need for the filing of a Registration Statement under the Securities Act, including without limitation, for any resales of restricted securities made pursuant to Rule 144(k) as promulgated by the Securities and Exchange Commission. The determination as to whether the Holder is entitled or eligible to sell all Registrable Securities without the need for registration under the Securities Act shall be based on a written opinion of counsel that registration of the Registrable Securities is not required under the Securities Act, sufficient to permit the transfer agent to transfer such securities upon a sale by the Holder. The obligations of the Company under Section 3 of this Agreement shall expire at the time specified in
Section  3.2(e)
     7.          REGISTRATION  PROCEDURES
     In connection with the registration of Registrable Securities under this Agreement, and subject to the other provisions of this Agreement, the Company shall:
     (a) use its best efforts to cause the Registration Statement filed in accordance with Section 2 or Section 3 to become effective as soon as practicable after the date of filing thereof;
     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the shorter of (i) the duration of its registration obligations, or (ii) until there are no Registrable Securities outstanding, and to comply with the provisions of the 1933 Act with respect to the disposition of the Registrable Securities;
     (c) furnish to each Seller of such Registrable Securities such number of copies of the Prospectus included in such Registration Statement as such Seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;
     (d) use its best efforts to register or qualify all securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such Seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;
     (e) notify each Seller of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary to amend or supplement such Prospectus to comply with the law, and at the request of any such Seller, prepare and furnish to such Seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such Prospectus, as amended or supplemented, will comply with the law;
     (f) timely file with the Commission such information as the Commission may prescribe under Section 13 or 15(d) of the 1934 Act and otherwise use its best efforts to ensure that the public information requirements of Rule 144 under the 1933 Act are satisfied with respect to the
Company.    The Company shall furnish to any Holder of Registrable Securities, upon reasonable request, copies of the Company's most recent annual and quarterly reports and other publicly available documents filed with the Commission as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell Registrable Securities without registration.
     (g) use its best efforts to qualify such securities for inclusion in the Nasdaq National Market, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such Registration Statement; and
     (h) issue to any person to which any Holder of Registrable Securities may sell such Registrable Securities in connection with such registration certificates evidencing such Registrable Securities without any legend restricting the transferability of the Registrable Securities.
     From time to time, the Company will amend or supplement such Registration Statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statute or
regulation.    The  Company  will  also  provide  the  holder  of  Registrable
Securities with as many copies of the prospectus contained in any such Registration Statement as it may reasonably request.
          8.          1934  ACT  REGISTRATION
     The Company shall timely file with the Commission such information as the Commission may require under Section 13 or 15(d) of the 1934 Act; and in such event, the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 under the 1933 Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Securities upon reasonable request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c),
(ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other publicly-filed reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable
Securities  without  registration.
     9.          HOLDER  INFORMATION
     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that all Holders of Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of their Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.
     10.          INDEMNIFICATION  AND  CONTRIBUTION
     In the event any Registrable Securities are included in a Registration Statement under Section 2 or 3:
     (a) The Company will indemnify and hold harmless each Seller, the officers, directors, partners, agents and employees of each Seller, any underwriter (as defined in the 1933 Act) for such Seller and each person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a
"VIOLATION"):    (i)  any  untrue  statement  or alleged untrue statement of a
        --
material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Seller, officer, director, partner, agent, employee, underwriter or controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Seller, underwriter or controlling person.
     (b) Each Seller will indemnify and hold harmless the Company, each of its officers, directors, partners, agents or employees, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Seller or any of its directors, officers, partners, agents or employees or any person who controls such Seller, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, or other such Seller or director, officer, partner, agent, employee or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Seller expressly for use in connection with such registration; and each such Seller will reimburse any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, other Seller, officer, director, partner, agent, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Seller, which consent shall not be unreasonably withheld or delayed; provided further, that the aggregate liability of each Seller in connection with any sale of Registrable Securities pursuant to a Registration Statement in which a Violation occurred shall be limited to the net proceeds from such sale.
     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing or conflicting interests between such indemnified party and any other party represented by such counsel in such
proceeding.    The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 10 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.
     (d) If recovery is not available under the foregoing indemnification provisions of this Section 10, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and the indemnified parties, except to the extent that contribution is not permitted under Section 11(f) of the 1933 Act. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances, including, without limitation, whether any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holder of Registrable Securities, on the other hand. The Company and the Holders of the Registrable Securities covered by such Registration Statement agree that it would not be equitable if the amount of such contribution were determined by
pro  rata  or  per  capita  allocation.    No seller of Registrable Securities
covered by such Registration Statement or person controlling such Seller shall be obligated to make any contribution hereunder which in the aggregate exceeds the net proceeds of the securities sold by such seller, less the aggregate amount of any damages which such seller and its controlling persons have otherwise been required to pay in respect of the same claim or any
substantially  similar  claim.   The obligations of such Holders to contribute
are several in proportion to their respective ownership of the Registrable Securities covered by such Registration Statement and not joint.
11.          TRANSFERABILITY
     Each Holder agrees that he will not make any disposition of all or any portion of the Registrable Securities (a) except in a registered public offering pursuant to the rights granted in this Agreement; or (b) until (i) such Holder shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to counsel for the Company, that such disposition will not require registration of such Registrable Securities or such transaction under the 1933 Act or applicable state securities laws.
     The registration rights set forth in this Agreement are not transferable except to (i) a trust created for the benefit of any of the Holders or their immediate family members, (ii) a member of the immediate family of any of the Holders, or (iii) any partner (including a limited partner) or affiliate of a Holder, provided that all such transferees must first agree in writing to be bound by all of the provisions of this Agreement. A Holder shall promptly advise the Company in writing of the identity and address of any person to whom it transferred its registration rights hereunder.
12.          LEGENDS
     Each Holder understands and agrees that the certificates evidencing the Registrable Securities will bear legends in substantially the following form:
     "This security has not been registered under the Securities Act of 1933 or any state securities laws and may not be transferred or otherwise disposed of unless it has been registered under such act and all applicable state securities laws or unless the Company has received an opinion of counsel satisfactory to the Company and its counsel that such registration is not required."
     The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities are eligible for resale pursuant to Rule 144(k) under the Securities Act.
13.          MISCELLANEOUS
13.1          AMENDMENTS  AND  WAIVERS
     Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 13.1 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of Registrable Securities, and the Company.
13.2          NOTICES
     Any notice required or permitted to be given hereunder shall be in writing and shall be deemed given at the opening of business on the first Business Day following the time (a) delivery is made, if by hand delivery, (b) the facsimile is successfully transmitted, if by telecopier or facsimile machine, or (c) the Business Day after such notice is deposited with a reputable overnight courier service, postage prepaid, for next-day delivery, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice.
     To  the  Company:
Individual,  Inc.
8  New  England  Executive  Park  West
Burlington,  MA  01803
Fax:    (617)  273-6090
Attention:  President
     with  a  copy  to:
Testa,  Hurwitz  &  Thibeault,  LLP
125  High  Street
Boston,  Massachusetts    02110
Fax:    (617)  248-7100
Attention:    William  B.  Asher,  Jr.
     To  a  Holder  of  Registrable  Securities:
     At  the  addresses  listed  in  Schedule  A  hereto.

13.3          GOVERNING  LAW
     This Agreement shall for all purposes be governed by and construed in accordance with the internal laws of the State of Delaware without regard to conflicts-of-laws principles. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Delaware with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers and other relations between parties arising under this Agreement.
13.4          SEVERABILITY
     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excised from this Agreement, and the remainder of this Agreement shall be interpreted as if such provision were so excised and shall be enforceable in accordance with its remaining terms.
13.5          COUNTERPARTS
     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Any holder of shares of Common Stock of ClariNet immediately prior to the Effective Time who is not a party to this Agreement as of the date hereof and who receives shares of Individual Common Stock in exchange for such shares of ClariNet Common Stock pursuant to the Merger Agreement may, after the date hereof, become a party to this Agreement and a "Shareholder" for all purposes hereunder by signing and delivering to the Company a counterpart signature page to this Agreement, without the need for any amendment of this Agreement.
          13.6          BROADVIEW  HOLDBACK
     The registration rights granted to the Shareholders pursuant to this Agreement, including, without limitation, the rights set forth in Sections 2 and 3, shall not apply to Broadview Associates notwithstanding its execution of this Agreement and inclusion as a "Shareholder" hereunder, unless and until Broadview becomes entitled to such registration rights pursuant to Section 5 of the Fee Payment Agreement.
          13.7          SUCCESSORS  AND  ASSIGNS
     Subject to Section 11 above and except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate
    --------------
written  notice  of  the  permitted  transfer  of  any  Registrable Securities
    --
specifying  the  full name and address of the transferee, the Company may deem
    --
and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes.

          13.8          DELAYS  OR  OMISSIONS
     It is agreed that, except as otherwise expressly provided herein, no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. Unless otherwise expressly provided herein and to the extent permitted by applicable law, all remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.




                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
INDIVIDUAL,  INC.

By:  /s/  Robert  L.  Lentz
   ------------------------

Print  Name:Robert  L.  Lentz
            -----------------

Title: Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

SHAREHOLDERS:


/s/  Brad  Templeton
Brad  Templeton


/s/  Roy  Folk
Roy  Folk

BROADVIEW  ASSOCIATES

By:  /s/  Javier  E.  Rojas

Print  Name:  Javier  E.  Rojas

Title:  Managing  Director

                                  SCHEDULE A
                                   [OMMITED]